UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2013

VII Peaks Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Pine Street, Suite 500
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 700-0527

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2013, VII Peaks Co-Optivist Income BDC II, Inc. (the “Registrant”) entered into a Dealer Manager Agreement with Axiom Capital Management, LLC (“Axiom”) to act as dealer manager in the Registrant’s continuous public shelf offering of common stock (the “Offering”). The dealer manager services will be performed by Ascendant Capital, LLC, a branch office of Axiom. Axiom’s services shall include soliciting and causing other broker dealers who sign selected dealer agreements with Axiom to market the Registrant’s shares in the Offering. Under the Dealer Manager Agreement, the Registrant is responsible for paying all fees and expenses associated with the offering, including bona fide due diligence expenses incurred by the Axiom. The Registrant will be obligated to pay Axiom a commission of 7% and a dealer manager fee of 3% of the gross proceeds from the sale of shares in the Offering, less whatever amounts are realloted to selected dealers which sign selected dealer agreements with Axiom. The terms of the Registrant’s Dealer Manager Agreement are substantially the same as the Registrant’s prior agreement with KBR Capital Markets, LLC, which previously served as dealer manager in the Offering. The Registrant expects that substantially all of the broker dealers who had signed selected dealer agreements with KBR will sign new selected dealer agreements with Axiom.

Item 1.02 Termination of a Material Definitive Agreement.

On September 1, 2013, the Registrant terminated its Dealer Manager Agreement with KBR Capital Markets, LLC (“KBR”), which previously acted as the Registrant’s dealer manager in the Offering. The Registrant terminated its Dealer Manager Agreement with KBR because of KBR’s decision to discontinue operations. Under the Dealer Manager Agreement, KBR’s services included soliciting and causing other broker dealers who signed selected dealer agreements with KBR to market the Registrant’s shares in the Offering. The Registrant paid KBR a commission of 7% and a dealer manager fee of 3% of the gross proceeds from the sale of shares sold in the Offering, less whatever amounts are realloted to selected dealers which sign selected dealer agreements with KBR.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(h)(1)	Form of Dealer Manager Agreement
(h)(2)	Form of Selected Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks Co-Optivist Income BDC II, Inc.
September 27, 2013
By: /s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President